EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Form 10KSB of Prevention Insurance.com for the fiscal year end April 30, 2003, I, Scott Goldsmith, President of Prevention Insurance.com, hereby certify pursuant to 18 U.S.C. ss1350 as adopted pursuant to ss906 of the Sarbanes-Oxley Act of 2002 to the best of my knowledge believe that:

(1) Such form 10KSB for the fiscal year ended April 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Form 10KSB for the year end April 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Prevention Insurance.com.

                            Prevention Insurance.com

                             By: /s/ Scott Goldsmith
                                 -------------------
                                 Scott Goldsmith
                                 President